DocuSign Envelope ID: A20E6B39-1EBA-4D60-A113-6BFC6CD55D94 FIRST AMENDMENT TO LEASE AGREEMENT THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of May 3, 2021 (the "Effective Date"), by and between ProLogis Texas II (2) LLC, a Delaware limited liability company (“Landlord”), and Priority Fulfillment Services, Inc., a Delaware corporation (“Tenant”). W I T N E S S E T H: WHEREAS, Landlord and Tenant have entered into a Lease dated July 17, 2020, pursuant to which Landlord leased to Tenant certain premises consisting of approximately 57,400 square feet located at 9250 N. Royal Lane, Irving, TX 75063 (the “Original Premises”), such lease, as heretofore modified, being herein referred to as the “Lease”. WHEREAS, Landlord and Tenant desire to modify the Lease on the terms and conditions set forth below. A G R E E M E N T: NOW THEREFORE, in consideration of the Premises and the mutual covenants hereinafter contained, the parties hereto agree as follows: 1. Effective on May 1, 2021 (the “First Expansion Commencement Date”), the Premises under the Lease shall be amended to include that portion of the Building containing approximately 28,700 rentable square feet as shown on Exhibit A attached hereto (the “First Expansion Premises”) such that thereafter, subject to the provisions herein, the Premises under the Lease shall consist of a total of approximately 86,100 rentable square feet. Except for and subject to Substantial Completion of those First Amendment Improvements applicable to the First Expansion Premises described in Exhibit B attached hereto and made a part hereof, Tenant shall accept the First Expansion Premises in its “as-is” condition as of the First Expansion Commencement Date. All of the terms and conditions of the Lease shall apply to the First Expansion Premises effective on the First Expansion Commencement Date. Effective on the First Expansion Commencement Date, Tenant’s Proportionate Share of Taxes shall be automatically amended to 75.00%. 2. Effective on June 1, 2021 (the “Second Expansion Commencement Date”), the Premises under the Lease shall be amended to include that portion of the Building containing approximately 28,700 rentable square feet as shown on Exhibit A attached hereto (the “Second Expansion Premises”) such that thereafter, subject to the provisions herein, the Premises under the Lease shall consist of a total of approximately 114,800 rentable square feet. Except for and subject to Substantial Completion of those First Amendment Improvements applicable to the Second Expansion Premises defined in Exhibit B below, Tenant shall accept the Second Expansion Premises in its “as-is” condition as of the Second Expansion Commencement Date. All of the terms and conditions of the Lease shall apply to the Second Expansion Premises effective on the Second Expansion Commencement Date. Effective on the Second Expansion Commencement Date, Tenant’s Proportionate Share of Taxes shall be automatically amended to 100.00%. 3. Tenant acknowledges that as of the date of this Amendment, the Second Expansion Premises

DocuSign Envelope ID: A20E6B39-1EBA-4D60-A113-6BFC6CD55D94 are occupied by an existing tenant (the “Existing Tenant”). Tenant acknowledges and agrees that Landlord shall not deliver possession of the Second Expansion Premises to Tenant until Landlord has obtained lawful possession of the Second Expansion Premises from the Existing Tenant. In the event the Existing Tenant does not vacate the Second Expansion Premises before the Second Expansion Commencement Date, then the Second Expansion Commencement Date of this Amendment shall be delayed one day for every day of delay beyond the Commencement Date until such date as Landlord obtains lawful possession of the Second Expansion Premises from the Existing Tenant and has completed the First Amendment Improvements defined in Exhibit B. 4. Effective on the First Expansion Commencement Date or the Second Expansion Commencement Date, as applicable, the Monthly Base Rent, Monthly Fixed Operating Expenses (“Monthly FOE”), Annual Fixed Operating Expenses Increase (“Annual FOE Increase”), and Estimated Monthly Taxes for the Premises shall be as follows through the Lease Term: Monthly Base Rent for the Premises: Period Original Premises Monthly Base Rent First Expansion Premises Monthly Base Rent Second Expansion Premises Monthly Base Rent Total Premises Monthly Base Rent (less abated amounts) 05/01/2021 through 05/31/2021 USD$31,091.67 *USD$15,545.84 N/A USD$31,091.67 06/01/2021 through 07/31/2021 USD$31,091.67 *USD$15,545.84 *USD$15,545.84 USD$31,091.67 08/01/2021 through 09/30/2021 USD$31,091.67 USD$15,545.84 USD$15,545.84 USD$62,183.35 10/01/2021 through 09/30/2022 USD$32,024.42 USD$16,012.21 USD$16,012.21 USD$64,048.84 10/01/2022 through 09/30/2023 USD$32,985.15 USD$16,492.58 USD$16,492.58 USD$65,970.31 10/01/2023 through 09/30/2024 USD$33,974.70 USD$16,987.35 USD$16,987.35 USD$67,949.40 10/01/2024 through 09/30/2025 USD$34,993.94 USD$17,496.97 USD$17,496.97 USD$69,987.88 10/01/2025 through 12/31/2025 USD$36,043.76 USD$18,021.88 USD$18,021.88 USD$72,087.52 *Monthly Base Rent for the respective Expansion Premises is abated during these periods. Monthly FOE and Taxes will be due as provided in the Lease during these periods. Monthly FOE for the Premises: Original Premises Monthly FOE First Expansion Premises Monthly FOE Second Expansion Premises Monthly FOE Total Premises Monthly FOE Operating Expenses: USD$4,964.14 USD$2,573.83 USD$2,637.33 USD$10,175.30 Capital Repairs/Replacements: USD$717.50 USD$334.83 USD$382.66 USD$1,434.99 Total Monthly FOE: USD$5,681.64 USD$2,908.66 USD$3,019.99 USD$11,610.29

DocuSign Envelope ID: A20E6B39-1EBA-4D60-A113-6BFC6CD55D94 Estimated Monthly Taxes for the Premises: Original Premises Estimated Monthly Taxes First Expansion Premises Estimated Monthly Taxes Second Expansion Premises Estimated Monthly Taxes Total Premises Estimated Monthly Taxes Estimated Monthly Taxes: USD$6,665.00 USD$3,332.50 USD$3,332.50 USD$13,330.00 Annual FOE Increase: 2.40% 5. Except as otherwise expressly provided herein, all defined terms used in this Amendment shall have the same respective meanings as are provided for such defined terms in the Lease. Tenant shall pay Taxes, Monthly FOE, and other reimbursable costs as provided in the Lease during the Lease Term. 6. Landlord shall provide Construction for the First Amendment Improvements as outlined in Exhibit B attached hereto and made a part hereof. 7. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than JLL, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. 8. Insofar as the specific terms and provisions of this Amendment purport to amend or modify or are in conflict with the specific terms, provisions and exhibits of the Lease, the terms and provisions of this Amendment shall govern and control; in all other respects, the terms, provisions and exhibits of the Lease shall remain unmodified and in full force and effect. 9. Landlord and Tenant hereby agree that (i) this Amendment is incorporated into and made a part of the Lease, (ii) any and all references to the Lease hereinafter shall include this Amendment, and (iii) the Lease and all terms, conditions and provisions of the Lease are in full force and effect as of the date hereof, except as expressly modified and amended hereinabove. SIGNATURES ON NEXT PAGE

DocuSign Envelope ID: A20E6B39-1EBA-4D60-A113-6BFC6CD55D94 IN WITNESS WHEREOF, the parties hereto have signed this Amendment as of the day and year first above written. TENANT: Priority Fulfillment Services, Inc. a Delaware corporation By: LANDLORD: PROLOGIS TEXAS II (2) LLC a Delaware limited liability company By: Authorized Person By: Name: Title: Name: Title:

DocuSign Envelope ID: A20E6B39-1EBA-4D60-A113-6BFC6CD55D94 EXHIBIT A: FIRST & SECOND EXPANSION PREMISES SITE PLAN